1 Q2 2019 LETTER TO STOCKHOLDERS Gary “BIG” Strauss and Tony “little” D’Alessandro Owners, BIG & little’s in Chicago Groupon merchant since 2013 DEAR FELLOW STOCKHOLDERS, Q2 2019 JULY 30, 2019 In the second quarter, Groupon continued our relentless focus on becoming the daily habit in local commerce. We are transforming our brand, product and business, and we are making progress on the initiatives that we believe lay the foundation for long-term, profitable growth and a new Groupon for consumers, merchants and stockholders alike. With a household brand name synonymous with value and discovery, more than 200 million mobile downloads and one of the top retail apps in the United States, we have the fuel we need to unlock the significant opportunity we see ahead. Online, we reach about We are also using these advantages to continue to deliver solid Adjusted EBITDA while making one of every five significant investments in promising new products and customer experiences, which I’ll discuss internet users in the in more detail below. United States monthly While we continue to see traffic headwinds, including email and SEO, and are taking actions to buffer them, we remain focused on the four strategic pillars we believe are critical to the new Groupon and winning with consumers and merchants: improving the customer experience, building an open platform, driving international growth and maintaining strong operational rigor. We continue to see strong traction in our mobile application, adding another 5 million downloads in the past quarter. In the past year, we have added more than 22 million downloads. Online, we reach about one of every five internet users in the United States monthly. Our opportunity is to convert these mobile and online users into more valuable purchasers. To do so, we are driving an enhanced customer experience by expanding frictionless technologies, such as card-linking and booking, and improving our mobile apps. Card-linked

2 Q2 2019 LETTER TO STOCKHOLDERS offers are one of the many voucherless initiatives that are helping us build inventory scale and expand our reach by offering a wider variety of discounts and a seamless experience. Our recently launched pre-paid version of card-linked offers, where consumers pay ahead for a deeper discount loaded onto their cards, is gaining traction with merchants. Similarly, more and more merchants are adding loyalty card-linked offers, where consumers Booking isn’t just are typically rewarded with 5-10% cash back for repeat visits to merchants. We will continue easy for customers, to invest in rolling out these programs to more geographies and verticals as we move through it’s good for business. the second half of the year. Customers who buy We also see booking as a key part of Groupon’s voucherless future, and our international business and book buy more has served as the tip of the spear in expanding these offers in our marketplace. Booking isn’t just frequently easy for customers, it’s good for business. Customers who buy and book buy more frequently than their voucher-experience counterparts. Importantly, we are making fast progress on booking, particularly in International, where we have made significant operational changes to accelerate our efforts. The push we made in our International food and drink business is paying off: 60% of our total food & drink inventory is now bookable in International, and nearly half of all food & drink units sold are booked through Groupon. Today, all of our food & drink bookings are happening on Groupon’s proprietary booking software, though we expect to expand our bookable inventory with partnerships moving forward. Our booking expansion also entails moving our booking software into our other major verticals and geographies, first with the health and beauty category, which is live in three countries and coming to the U.S. later this year. Our second focus is being the open platform for local commerce by supplementing Groupon- sourced inventory with third-party partnerships and increasing distribution of Groupon content. We continue to make progress in integrating third-party partners to bring more bookable supply on Groupon. In the past few months we introduced a larger selection of movie tickets to Groupon customers in partnership with AMC and bolstered our leisure activities offers in partnership with Peek. Both are in their early stages of rollout, but customers are discovering them and the product experiences are working well. For broader reach, this quarter we announced new partnerships with GasBuddy and Prodege. We’re excited about the potential of these and other distribution partnerships to introduce new customers to the value Groupon can bring to their everyday lives, as well as drive incremental volume to our merchants. We expect GasBuddy, Prodege and others to begin coming online later this year. In International, we continue to pursue product parity with North America, better inventory and an overall focus on the Groupon brand. While we see encouraging progress on initiatives in International, macroeconomic headwinds have made for a cautious consumer, coupled with a particularly competitive environment in Goods. Despite those factors, we grew our International Local business and customer base in the quarter and the region continues to be a significant long-term opportunity and an important incubator for innovation. We also remain focused on operational efficiency to give us the opportunity to invest in the future of the business. Our global shared service centers continue to give us both cost control and speed across our business, as well as a more consistent customer experience. On that note, it’s important to highlight that our operational efficiency effort is about far more than cost management. We still see significant opportunity to improve how we work every day -- to

3 Q2 2019 LETTER TO STOCKHOLDERS GROUPON

better leverage technology, automation and smart processes to help make our world class people more effective and deliver more value to our customers. The continued strong SG&A performance that comes along with it is icing on the cake and a key enabler of our investments in future building initiatives.

Last, while related to our initiative to improve the customer experience, I wanted to give some dedicated space to introduce a new program we launched over the last few quarters: an exciting new membership product in North America, called Groupon Select. **Groupon Select amplifies the best of Groupon,** offering exclusive deals, great savings, free shipping and more for a monthly subscription fee of $4.99. Select is simply the best way to experience Groupon today, leveraging all of the work we're putting into voucherless while accelerating the savings for which we're best known. And it's only getting better. For example, later this quarter, as we expand our rollout of AMC theaters, we'll begin offering Select members 25% off movie tickets and members-only pricing on Groupon Goods.

More than 150,000 members have joined the program so far, and it is scaling quickly with both new and existing customers. Initial indicators are very positive with significantly improved purchase frequency, higher average order value and increased customer propensity to search for things to eat, see, do and buy. It's still early days, but given its promise and pace, we expect to invest more aggressively in Select over the coming quarters.

As exciting as Select is, I'm most enthusiastic about our team. We are focused on realizing the promise of the Groupon marketplace, and I see momentum building every day. With progress on all our strategic pillars, exciting new products that bring them to life and a team committed to winning, we are well positioned to usher in the new Groupon and improved results for our customers, merchants and stockholders. I look forward to keeping you updated on our progress.

Thank you for your support.



Rich Williams

CEO

"We are focused on realizing the promise of the Groupon marketplace, and I see momentum building every day"

4 Q2 2019 LETTER TO STOCKHOLDERS Darnell Price Tour Director, DC Trails in Washington, D.C. Groupon merchant since 2015 APPENDIX Webcast Conference Call Details Wednesday, July 31, 2019 10:00 a.m. EDT Groupon will hold a conference call to discuss its second quarter 2019 financial results on Wednesday, July 31, 2019, at 10:00 a.m. EDT. The webcast can be accessed live at investor.groupon.com. A replay of the webcast will be available through the same link following the conference call, along with the earnings press release, financial tables and slides. presentation. Non-GAAP Financial Measures and Operating Metrics This letter contains references to the non-GAAP financial measure Adjusted EBITDA. This non-GAAP financial measure, which is presented on a continuing operations basis, is intended to aid investors in better understanding our current financial performance and prospects for the future as seen through the eyes of management. We believe that this non-GA AP financial measures facilitate comparisons with our historical results and with the results of peer companies who present a similar measure (although other companies may define their non-GAAP measure differently than we define it, even when a similar term is used to identify such measure). However, this non-GAAP financial measure is not intended to be a substitute for those reported in accordance with U.S. GAAP. For additional information regarding this non-GAAP financial measure reconciliation of this measures to the most applicable financial measure under U.S. GAAP, see “Non-GAAP Reconciliation Schedules” and “Supplemental Financial and Operating Metrics” included in the tables accompanying the earnings press release announcing our financial results for the quarter ended June 30, 2019, posted to our Investor Relations website, investor.groupon.com. Note on Forward-Looking Statements The statements contained in this letter that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to volatility in our operating results; execution of our business and marketing strategies; retaining existing customers and adding new customers; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments and any potential adverse impact from the United Kingdom’s likely exit from the European Union; retaining and adding high quality merchants; our voucherless offerings; cybersecurity breaches; reliance on cloud-based computing platforms; competing successfully in our industry; changes to merchant payment terms; providing a strong mobile experience for our customers; maintaining and improving our information technology infrastructure; delivery and routing of our emails; claims related to product and service offerings; managing inventory and order fulfillment risks; litigation; managing refund risks; retaining and attracting members of our executive team; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR and regulation of the Internet and e-commerce; classification of our independent contractors or employees; tax liabilities; tax legislation; protecting our intellectual property; maintaining a strong brand; customer and merchant fraud; payment-related risks; our ability to raise capital if necessary and our outstanding indebtedness; global economic uncertainty; our common stock, including volatility in our stock price; our convertible senior notes; our ability to realize the anticipated benefits from the hedge and warrant transactions; and those risks and other factors discussed in Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quaterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (“SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this report to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. As used herein, “Groupon,” the “Company,” “we,” “our,” “us” and similar terms include Groupon, Inc. and its subsidiaries, unless the context indicates otherwise. About Groupon Groupon (NASDAQ: GRPN) is building the daily habit in local commerce, offering a vast mobile and online marketplace where people discover and save on amazing things to do, eat, see and buy. By enabling real-time commerce across local businesses, travel destinations, consumer products and live events, shoppers can find the best a city has to offer. Groupon is redefining how small businesses attract and retain customers by providing them with customizable and scalable marketing tools and services to profitably grow their businesses. To download Groupon’s top-rated mobile apps, visit www.groupon.com/mobile. To search for great deals or subscribe to Groupon emails, visit www.groupon.com. To learn more about the company’s merchant solutions and how to work with Groupon, visit www.groupon.com/merchant.